UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2007 (December 13, 2006)
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma (Address of principal executive offices)		74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of Ernst & Young LLP
Restated Consolidated Financial Statements
Restated Audited Balance Sheet

Item 8.01 Other Events.
     On December 13, 2006, Williams Partners L.P. (the “Partnership”) acquired the remaining 74.9% member interest in Williams Four Corners LLC (“Four Corners”) that it did not own pursuant to an agreement with Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners Operating LLC and Williams Partners GP LLC, the Partnership’s general partner (the “General Partner”), for aggregate consideration of $1.223 billion.
     Because Four Corners was an affiliate of The Williams Companies, Inc. (“Williams”) at the time of the acquisition, the transaction was between entities under common control, and has been accounted for at historical cost. Accordingly, the Partnership’s consolidated financial statements and notes have been restated to reflect the consolidation of the historical results of Four Corners throughout the periods presented. The Partnership’s supplemental consolidated financial statements and notes are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
     This current report on Form 8-K and the exhibits hereto (with the exception of the supplemental unaudited balance sheet of the General Partner as of September 30, 2006) are being filed as supplements to the Partnership’s annual report on Form 10-K for the year ended December 31, 2005, its quarterly report on Form 10-Q for the nine months ended September 30, 2006, and the Partnership’s previously restated financial statements filed as Exhibits 99.1 an 99.2 to the Partnership’s current report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2006. Except as required, the information in this current report on Form 8-K and the exhibits hereto has not been updated and is not intended to provide supplemental financial or other information with respect to any period subsequent to September 30, 2006. To update such information, please read the Partnership’s current reports on Form 8-K filed subsequent to September 30, 2006.
     The supplemental consolidated audited balance sheet of the General Partner as of December 31, 2005 and the supplemental unaudited balance sheet of the General Partner as of September 30, 2006 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Supplemental consolidated financial statements and notes of Williams Partners L.P.

Exhibit 99.2	Supplemental consolidated audited balance sheet of Williams Partners GP LLC as of December 31, 2005 and supplemental unaudited balance sheet of Williams Partners GP LLC as of September 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	Williams Partners GP LLC, its General Partner

Date: January 12, 2007
	By:	/s/ Ted T. Timmermans

Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Supplemental consolidated financial statements and notes of Williams Partners L.P.

Exhibit 99.2	Supplemental consolidated audited balance sheet of Williams Partners GP LLC as of December 31, 2005 and supplemental unaudited balance sheet of Williams Partners GP LLC as of September 30, 2006